Exhibit 10.9

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission. Such portions have been redacted and are marked with a "[*]" in place of the redacted language.

SECOND AMENDMENT TO

LICENSE AGREEMENT

                This is the Second Amendment to the License Agreement (the “Agreement”) between Sangamo BioSciences, Inc. (“Sangamo”) and Baxter Healthcare Corporation (“Baxter”), dated January 11, 2000.  This Second Amendment shall be effective as of November 14, 2002.

RECITALS

                WHEREAS, the Agreement was assigned by Baxter to Edwards Lifesciences LLC (“Edwards”) pursuant to a Reorganization Agreement between Baxter International Inc. and Edwards Lifesciences Corporation dated March 31, 2000; and

                WHEREAS, a First Amendment to the License Agreement (“First Amendment”) was entered into by Sangamo and Edwards effective October 16, 2001.

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.             Every occurrence of “Baxter Healthcare Corporation” in the Agreement shall be replaced with “Edwards Lifesciences LLC” and every occurrence of “Baxter” shall be replaced with “Edwards”.

2.             Delete Section 4.2  Convertible Debenture and Milestone Payments, and delete paragraphs 4.2.1(b)(i-a) and 4.2.1(b)(i) from the First Amendment to the License Agreement.  Insert the following new Section 4.2:

4.2          Convertible Debenture and Milestone Payments

                4.2.1  On or before January 21, 2000, EDWARDS shall pay to SANGAMO the sum of Five Million Dollars ($5,000,000) in consideration for the purchase of a Convertible Debenture having a face amount of Five Million Dollars ($5,000,000).

                4.2.2  Within thirty (30) days of the first achievement of each of the following research and development milestones, EDWARDS shall pay to SANGAMO the following milestone payments:

                (a)           One million four hundred thousand dollars ($1,400,000) upon delivery to EDWARDS by SANGAMO of data satisfactory to both Parties demonstrating the development of a lead ZFP therapeutic product candidate and supporting pre-clinical data in a therapeutically-relevant angiogenesis animal model;

                (b)           *** upon completion and delivery of the items specified in Paragraph 5.1(b) as more specifically set out in Amended Schedule 2 attached hereto, ***;

                (c)           *** upon completion and delivery of the items specified in Schedule 3 attached hereto.

4.2.3        In consideration for the license rights acquired under this Agreement, within thirty (30) days of the first achievement of each of the following events or the respective date described, EDWARDS shall pay to SANGAMO the following milestone payments:

                (a)           *** upon the date of submission of the first IND for a Licensed Product;

***Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

                (b)           ***
                (c)           ***
                (d)           ***
                (e)           ***
                (f)            ***

                (g)           With respect to each Subsequent Licensed Product, within thirty (30) days of achievement of each of the following events or the respective date described, EDWARDS shall pay to SANGAMO the following milestone payments:

                                (i)            ***
                                (ii)           ***

                4.2.4  ***

                4.2.5  In the event that EDWARDS must license from a Third Party one or more pending patent applications or issued patents in order to manufacture, have manufactured, import, use, sell and offer for sale a Licensed Product in any country for use in the Field, EDWARDS shall have the right to credit all up-front license payments and milestone payments actually paid to such Third Party against up to *** owing to SANGAMO under Clause 4.2.1(b)(iv), (v) and (vi) and Clause 4.2.1(c) with respect to such Licensed Product.  If the parties disagree whether or not a pending patent application or issued patent is consistent with the requirement set forth in this Clause 4.2.3, the disagreement shall be resolved pursuant to Clause 12.

***Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

4.2.6        The calendar dates described in Clauses 4.2.1(b)(i), (ii), (iii) and (iv) will be subject to review, and revision if appropriate, by the Steering Committee as follows.  The Steering Committee shall determine the appropriateness of such calendar dates for the achievement of the applicable milestone events in light of the technical and commercial feasibility of the particular ZFP molecule being pursued at the time, and if appropriate, shall adjust such calendar dates as agreed by the Steering Committee.

3.             Add the following new paragraph 3.1(i):

                                In consideration for the payment by Edwards to Sangamo of *** on or before November 30, 2002, Sangamo shall grant Edwards an exclusive option to acquire an exclusive royalty-bearing, worldwide license to manufacture, have manufactured, import, use, sell and offer for sale zinc finger DNA binding proteins and nucleic acids that encode zinc finger DNA binding proteins for regulation of phospholamban for the treatment and prevention of congestive heart failure (“PLN”).  Edwards shall have the right to exercise such option at any time prior to one month after completion of the PLN milestone set forth in paragraph 4.2.2(c) or March 31, 2004, whichever is later, by giving Sangamo written notice of its decision to exercise such option.   Thereafter, the parties shall negotiate in good faith the terms and conditions of such a license.  Should Edwards and Sangamo fail to reach an agreement on the terms of such license within the period ending on June 30, 2004, Sangamo shall be free to license PLN to third parties.  If Edwards does not exercise its option on or before March 31, 2004, Edwards shall continue to have a right of first refusal to PLN during the three month period ending June 30, 2004, and during such period, Sangamo shall not enter into a license with any third party without first giving Edwards an opportunity to acquire such license under the same terms and conditions as those offered to such third party.  After June 30, 2004, Sangamo shall be free to license PLN to third parties.

***Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

4.             Delete Paragraph 5.1(b) and insert the following new Paragraph 5.1(b):

To complete and deliver to EDWARDS the items described on Amended Schedule 2 attached hereto, and ***.

5.             ***

6.             The parties agree that this Second Amendment *** payment of milestones and obligations to be performed under this Agreement.

7.             The Agreement, as amended in the First Amendment thereto and in this Second Amendment, together with the Research Funding Agreement between SANGAMO and EDWARDS dated January 11, 2000, as amended in the First Amendment thereto, represent the entire agreement between the parties with respect to its subject matter and supersede all prior agreements and understandings between the parties.

8.             All other terms and conditions shall remain the same.

EDWARDS LIFESCIENCES LLC		SANGAMO BIOSCIENCES, INC.

/s/ JOHN KEHL		/s/ EDWARD LANPHIER

Name:	John Kehl	Name:	Edward Lanphier

Title:	Corporate Vice President	Title:	President & CEO

Date:	November 15, 2002	Date:	November 18, 2002

***Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

Amended Schedule 2 to License Agreement

***

***Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

Schedule 3 to License Agreement

***

***Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.